EXHIBIT 10.81

                 AMENDMENT NO. 3 AND CONSENT TO CREDIT AGREEMENT


     This Amendment No. 3 and Consent (this "Amendment and Consent") is entered into as of March 19, 2002 by and among TRIMBLE NAVIGATION LIMITED, a California corporation (the "Company"), the institutions from time to time parties hereto as Lenders, ABN AMRO BANK, N.V. in its capacity as administrative agent (the "Administrative Agent") for itself and the other Lenders, FLEET NATIONAL BANK, as Syndication Agent (the "Syndication Agent"), and THE BANK OF NOVA SCOTIA, as Documentation Agent (the "Documentation Agent" and, together with the Administrative Agent and the Syndication Agent, the "Agents").


                                    RECITALS


     A. The Company, the Agents and the Lenders are party to that certain Credit Agreement dated as of July 14, 2000 (the "Credit Agreement"). Unless otherwise specified herein, capitalized terms used in this Amendment and Consent shall have the meanings ascribed to them by the Credit Agreement.

     B. The Company wishes to amend and restate the Subordinated Seller Note by executing an Amended and Restated Subordinated Promissory Note in the form of Exhibit A hereto (the "Restated Subordinated Seller Note").

     C. On and subject to the terms and conditions hereof, the Company has requested that the Lenders, and the Required Lenders are willing to, consent to the execution of the Restated Subordinated Seller Note as set forth herein.

     Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

          1. Amendment to Credit Agreement. Upon the "Effective Date" (as defined below), the Credit Agreement shall be amended as follows:

               (a) Each reference in the Credit Agreement and the Loan Documents to the Subordinated Seller Note shall be deemed to be and include a reference to the Restated Subordinated Seller Note.

               (b) Section 2.5(b)(vi) of the Credit Agreement shall be amended by deleting the last sentence of such Section and replacing such sentence with the following:

          (vi) The Company's obligation to prepay the Term Loans pursuant to an issuance under this Section 2.5(b)(vi) shall not exceed the amount equal to the Net Proceeds of such issuance less the amount of any required prepayment of the Subordinated Seller Note with respect to such issuance in accordance with Section 4.2 of the Subordinated Seller Note (but only to the extent otherwise permitted by the subordination provisions of the Subordinated Seller Note).

          2. Consent. Subject to the conditions and effectiveness of this Amendment and Consent and otherwise notwithstanding the provisions of any Loan Document, and the Required Lenders hereby consent to the amendment and restatement of the Subordinated Seller Note with the Restated Subordinated Seller Note.

          3. Representations and Warranties of the Company. The Company represents and warrants that:

               (a) it has the requisite power and authority and legal right to execute and deliver this Amendment and Consent and to perform its obligations hereunder. The execution and delivery by the Company of this Amendment and Consent and the performance of its obligations hereunder have been duly authorized by proper

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          proceedings,  and this Amendment and Consent constitutes a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms, except as enforceability may be limited by any bankruptcy, insolvency or similar law affecting the enforcement of creditors' rights generally;

               (b) Each of the representations and warranties contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects on and as of the date hereof as if made on the date hereof; and

               (c) After giving effect to this Amendment and Consent, no Default or Unmatured Default has occurred and is continuing.

          4. Effective Date. This Amendment and Consent shall become effective on the date (the "Effective Date") on which each of the following items shall have been received by the Administrative Agent or satisfied, as the case may be, all in form and substance satisfactory to the Administrative
     Agent:

               (a) duly executed Amendment and Consent, executed by the Company, the Administrative Agent and the Required Lenders (without respect to whether it has been executed by all the Lenders);

               (b)  a   reaffirmation   of  guaranty   in  form  and   substance
          satisfactory to the Administrative Agent, duly executed by each Guarantor; and

               (c) such other documents as the Administrative Agent or its counsel may have reasonably requested.

          5. Reference to and Effect Upon the Credit Agreement.

               (a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

               (b) The execution, delivery and effectiveness of this Amendment and Consent shall not operate as a waiver of any other right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document, or constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment and Consent, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in the other Loan Documents to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

          6. Costs and Expenses. The Company hereby affirms its obligation under
     Section 11.6 of the Credit Agreement to reimburse the Administrative Agent for all reasonable costs and out-of-pocket expenses (including reasonable attorneys' and paralegals' fees and time charges of attorneys and paralegals for the Administrative Agent) paid or incurred by the Administrative Agent in connection with the preparation, negotiation, execution, delivery, syndication, review, proposed or completed amendment, waiver or modification, and administration of the Loan Documents.

          7. GOVERNING LAW. ANY DISPUTE BETWEEN THE COMPANY AND THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY OTHER HOLDER OF OBLIGATIONS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AMENDMENT AND CONSENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (BUT WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

          8. Headings. Section headings in this Amendment and Consent are included herein for convenience of reference only and shall not constitute a part of this Amendment and Consent for any other purposes.

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          9.  Counterparts.  This  Amendment  and Consent may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all of such counterparts shall constitute one and the same instrument.


                            [signature pages follow]


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     IN  WITNESS   WHEREOF,   the  Company,   the   Required   Lenders  and  the
Administrative Agent have executed this Amendment and Consent as of the date first above written.

                           TRIMBLE NAVIGATION LIMITED, as the Company



                           By: /s/ Mary Ellen Genovese
                               ------------------------------------------------
                                Name: Mary Ellen Genoves
                                Title: CFO


                           ABN AMRO BANK N.V., as Administrative Agent, Issuing Bank, Swing Line Bank, Alternate Currency Bank, and Lender


                           By: /s/ David C. Carrington
                               ------------------------------------------------
                                Name: David C. Carrington
                                Title: Group Vice President


                           By: /s/ Jordan R. Gerhard
                               ------------------------------------------------
                                Name: Jordan R. Gerhard
                                Title: Corporate Banking Officer


                           FLEET NATIONAL BANK, as Syndication Agent and Lender



                           By: /s/ Lee A. Merkle-Raymond
                              ------------------------------------------------
                                Name: Lee A. Merkle-Raymond
                                Title: Director


                          THE BANK OF NOVA SCOTIA, as
                          Documentation Agent and Lender


                           By: /s/ Liz Hanson
                               ------------------------------------------------
                               Name: Liz Hanson
                               Title: Director


                         ERSTE BANK, NEW YORK BRANCH, as Lender


                         By:__________________________________________________
                              Name:
                              Title:


                         WELLS FARGO BANK, as Lender

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                         By:__________________________________________________
                              Name:
                              Title:


                         MERITA BANK PLC, NEW YORK BRANCH, as Lender


                         By: /s/ Henrik M. Steffesen
                             ------------------------------------------------
                              Name: Henrik M. Steffesen
                              Title: First Vice President


                         By: /s/ Thomas P. Hickey
                             ------------------------------------------------
                             Name: Thomas P. Hickey
                              Title: Vice President


                         BANK OF THE WEST, as Lender


                          By: /s/ David L. Chicca
                              ------------------------------------------------
                              Name: David L. Chicca
                              Title: Vice President


                          BARCLAYS BANK PLC, as Lender


                           By: /s/ John Giannone
                              ------------------------------------------------
                               Name: John Giannone
                                 Title: Director


                          NATIONAL CITY BANK OF KENTUCKY, as Lender


                          By:_________________________________________________
                               Name:
                               Title:


                         IBM CREDIT CORPORATION, as Lender


                         By:___________________________________________________
                              Name:
                              Title:

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